UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08437

Undiscovered Managers Funds

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2013 through August 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

Undiscovered Managers Funds

August 31, 2014

Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

September 18, 2014 (Unaudited)

Dear Shareholder:

With a backdrop of continued accommodative policies among the world’s central banks and a trend toward low growth, low inflation and low volatility, global financial markets stabilized and provided positive returns for the twelve months ended August 31, 2014. In the U.S., low borrowing costs, a surge in corporate mergers and healthy corporate earnings drove U.S. equity indices to successive record highs during the latter half of the period. Fixed income markets struggled early on but then swung to gains as long-term interest rates declined in 2014 and demand for debt securities outpaced supply. Bond yields, which generally move in the opposite direction of prices, tumbled lower over the second half of the twelve month period and yields on longer maturity U.S. Treasury securities reached their lowest levels in more than a year. From May through June, market volatility retreated to lows not consistently seen since 2007, before spiking in July on geopolitical tensions, and then retreating again at the end of August. The Barclays U.S. Aggregate Index returned 5.66% for the twelve month period. The Standard & Poor’s 500 Index put an exclamation point on the twelve months by breaching the 2,000-point level for the first time and closing at a record high 2003.37 points on August 29, 2014.

“While both global bond and equity markets performed well during the past twelve months, there remained notable investor uncertainty about the timing and scope of any change in Fed interest rate policy and uneasiness about the run up in equity prices.”

In the broader U.S. economy, growth returned after a notable drop in the winter months and business investment and spending on durable goods improved in the latter part of the 12 month period. While housing data was mixed, the unemployment rate dropped to 6.10% in August from 7.20% in September 2013, and other jobs numbers showed meaningful improvement. In response to sustained economic improvement — particularly in jobs data — the U.S. Federal Reserve (the “Fed”) announced in December that it would begin to taper off its Quantitative Easing program. During 2014, the Fed incrementally decreased its monthly purchases of U.S. Treasury bonds and mortgage-backed securities to $25 billion by the end of August. In 2014, Janet Yellen became chairwoman of the Fed and sought to reassure investors and the public at large that central bank policy would remain accommodative into 2015. In August, she reiterated that stance at a closely watched global economic conference in Jackson Hole, Wyoming.

The European Union (EU) returned to positive growth in 2013 and by December, Ireland had become the first member nation of the EU to exit its bailout program. However, overall unemployment in the EU remained exceptionally high and in 2014 the threat of price deflation arose. In an unprecedented move in June, European Central Bank President Mario Draghi cut the deposit rate to negative 0.10% from 0.00% in a bid to push banks to extend lending by effectively charging them for parking excess cash with the central bank. Draghi followed up at the Jackson Hole conference in August with a clear statement that acknowledged the need to spur job creation and signaled his commitment to support growth and head off a destructive deflationary spiral. In Japan, Prime Minister Shinzo Abe’s efforts to stimulate economic growth appeared to have some success in 2013, but by mid-2014 weaker-than-expected economic data fueled fears that his policies were faltering. Consumer spending declined sharply, potentially due to an April increase in the nation’s consumption tax. The Bank of Japan continued its aggressive program of bond purchases throughout 2014. The MSCI Europe, Australasia and Far East Index returned 16.09% for the twelve months ended August 31, 2014.

Isolated conflicts in Ukraine, Gaza and Iraq drove some investors toward so-called safe havens, particularly U.S. fixed income securities, but financial markets in general shrugged off much of the impact from these events. Elsewhere, a long-running dispute over restructured payments to holders of Argentina’s sovereign debt made headlines but had little effect on global bond markets.

Emerging markets generally performed well during the period, rebounding from a sell-off in late 2013. In China, domestic economic data weakened toward the end of the twelve month period. However, the government’s targeted stimulus appeared to be working to counter any slowdown in growth. Two of the world’s largest democracies, India and Indonesia, held generally peaceful elections, and Turkey’s prime minister was elected the next president, as expected. In Brazil, the death of opposition presidential candidate Eduardo Campos in an airplane crash raised uncertainty about the upcoming elections and prospects for change in Brazil’s economic policies. In Thailand, months of political unrest led to a military coup in May. For the twelve months ended August 31, 2014, the MSCI Emerging Markets Index returned 18.26%.

While both global bond and equity markets performed well during the past twelve months, there remained notable investor uncertainty about the timing and scope of any change

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	1

CEO’S LETTER

September 18, 2014 (Unaudited) (continued)

in Fed interest rate policy and uneasiness about the run-up in equity prices. Policymakers and economists stated their fear that investors had grown complacent amid the extended period of low volatility seen across stock, bond, foreign exchange and commodities markets. At the same time, moderate price inflation and a stronger dollar helped to dispel warnings that Fed policies would unleash rapid inflation and debase the U.S. currency. In the face of these concerns, both bonds and equities generated positive solid returns for the twelve month period and rewarded those investors who maintained a diversified portfolio and a long-term perspective.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	21.54%
Russell 2000 Value Index	18.10%

Net Assets as of 8/31/2014 (In Thousands)	$1,280,030

INVESTMENT OBJECTIVE**

The Undiscovered Managers Behavioral Value Fund (the “Fund”) seeks to provide capital appreciation.

HOW DID THE MARKET PERFORM?

Despite early volatility, financial markets overall performed well amid the accommodative stance of central banks throughout the 12 months ended August 31, 2014. The second half of the reporting period was marked by successive highs in equity prices and an extended period of low volatility. Corporate profits remained healthy through 2014, and mergers and acquisitions activity increased as companies amassed large cash holdings and/or had access to inexpensive financing in the low-interest rate environment. Further bolstering equities were improving conditions in employment, housing and consumer sentiment. The Standard & Poor’s 500 Index ended the period at a record high, breaking through the 2,000 point mark.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2014, the Fund outperformed the Russell 2000 Value Index (the “Benchmark”). The Fund’s security selection in the financials and information technology sectors was the largest contributor to performance relative to the Benchmark, while the Fund’s stock selection in the materials and utilities sectors detracted from relative performance.

Individual contributors to relative performance included PharMerica Corp. and Global Payments Inc. Shares of PharMerica, a provider of pharmacy services to institutions, benefitted from its acquisition of BSG Pharmacy Partners and from the company’s forecast for revenue growth in 2014. Shares of Global Payments, a merchant provider of electronic payment transaction software, rose after the company posted higher quarterly profit and revenue.

Individual detractors from relative performance included First Niagara Financial Group Inc. and Bancorp Inc. Shares of First Niagara, a regional bank and financial services company, slumped on negative market reaction to its new chief executive and 2014 earnings guidance. Shares of Bancorp, a regional bank, fell after the company entered into a consent order with the Federal Deposit Insurance Corp. to correct weaknesses in its Bank Secrecy Act compliance program.

HOW WAS THE FUND POSITIONED?

The Fund’s sub-adviser, Fuller & Thaler Asset Management Inc. (the “Fund’s portfolio managers”) looked for stocks that it believed were mispriced based on behavioral biases. The Fund’s portfolio managers generally utilize a three-pronged approach that includes i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company; ii) evidence of overreaction due to behavioral factors that have resulted in an absolute or relative decline in valuation; and iii) analysis of the company fundamentals with regard to business model, valuation and credit risk.

As a result of this process, the Fund’s largest overweight versus the Benchmark was in the information technology sector, while its largest underweight versus the Benchmark was in the industrials sector.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	3

Undiscovered Managers Behavioral Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	HCC Insurance Holdings, Inc.	3.9%
2.	First Niagara Financial Group, Inc.	3.2
3.	Convergys Corp.	2.8
4.	Piedmont Natural Gas Co., Inc.	2.8
5.	Symetra Financial Corp.	2.7
6.	Investors Bancorp, Inc.	2.6
7.	B/E Aerospace, Inc.	2.2
8.	BBCN Bancorp, Inc.	2.2
9.	Global Payments, Inc.	2.0
10.	CNO Financial Group, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR*
Financials	39.3%
Information Technology	15.6
Industrials	10.2
Consumer Discretionary	10.0
Materials	8.1
Health Care	4.5
Utilities	4.4
Energy	2.9
Short-Term Investment	5.0

*	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

4	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
Without Sales Charge		21.07%	19.96%	10.65%
With Sales Charge*		14.72	18.67	10.05
CLASS B SHARES	June 4, 2004
Without CDSC		20.47	19.36	10.10
With CDSC**		15.47	19.16	10.10
CLASS C SHARES	June 4, 2004
Without CDSC		20.48	19.36	10.10
With CDSC***		19.48	19.36	10.10
CLASS R2 SHARES	April 30, 2013	20.77	19.88	10.61
CLASS R6 SHARES	April 30, 2013	21.67	20.31	10.93
INSTITUTIONAL CLASS SHARES	December 28, 1998	21.54	20.27	10.92
SELECT CLASS SHARES	April 30, 2013	21.36	20.23	10.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B, Class C, Class R2, Class R6 and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B, Class C, Class R2 and Select Class Shares would have been lower than those shown because Class A, Class B, Class C, Class R2 and Select Class Shares have higher expenses than Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the Undiscovered Managers Behavioral Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable.

The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	5

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2014 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.81%
Morgan Stanley Capital International (“MSCI”) U.S. REIT Index	24.41%

Net Assets as of 8/31/2014 (In Thousands)	$1,801,280

INVESTMENT OBJECTIVE**

The JPMorgan Realty Income Fund (the “Fund”) seeks to provide high total investment return through a combination of capital appreciation and current income.

HOW DID THE MARKET PERFORM?

Despite some early volatility, the overall the market for real estate investment trust (REIT) securities was strong for the twelve months ended August 31, 2014. During the first three months of the reporting period, the market for REITs remained weak as investors sought clarity in the timing and magnitude of the U.S. Federal Reserve’s plan to “taper” off its monthly asset purchases under its Quantitative Easing (QE) program.

Starting in January, the Fed steadily trimmed its QE purchases by increments of $10 billion, until the monthly purchases of U.S. Treasuries and mortgage-backed securities had shrunk to $35 billion from its peak of $85 billion. During the latter half of the reporting period, long-term interest rates fell and the declining rate environment provided a favorable backdrop that allowed the REIT market to outperform the broader equities market for the twelve month period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2014, the Fund (Institutional Class Shares) underperformed the MSCI U.S. REIT Index (the “Benchmark”). The Fund’s overall security selection in the residential sector detracted from performance relative to the Benchmark. The Fund’s security selection in the office/industrial property sector made a positive contribution to relative performance.

The Fund’s underweight position in Cole Real Estate Investments Inc. and its overweight positions in HCP Inc. and Equity One Inc. detracted from relative performance. Shares of Cole rose on its acquisition by American Realty Capital Properties

Inc. Shares of HCP, a health care sector REIT, weakened along with other health care sector REITs as the typically longer leases in the sector inhibited their ability to increase rents in a growing economy. Shares of Equity One, a REIT owner and operator of shopping centers and retail properties, came under pressure following the unexpected resignation of the company’s well-liked chief executive.

Individual contributors to relative performance included the Fund’s underweight position versus the Benchmark in American Realty Capital Properties Inc. and its overweight positions in Host Hotels and Resorts Inc. and Extra Space Storage Inc. Shares of American Realty Capital, a REIT focused on single-tenant commercial properties, came under pressure following its $1.6 billion share offering, which was seen as diluting shareholder value. Shares of Host Hotels, a REIT owner of luxury and upscale hotels, also benefitted from expectations of rising demand in the hotels sector and the ability of hotel REITs to quickly raise rates in an expanding economy. Shares of Extra Space, a REIT owner of self-storage facilities and data centers, rebounded from a sell off in the sector and benefitted from its ability to raise rents in a growing economy.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of attractively valued real estate securities. They projected long-term cash flow for each portfolio holding and valued the holdings using a proprietary dividend discount model.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee that it will be achieved.

6	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO*
1.	Simon Property Group, Inc.	9.3%
2.	Prologis, Inc.	6.2
3.	AvalonBay Communities, Inc.	5.5
4.	Boston Properties, Inc.	5.3
5.	Host Hotels & Resorts, Inc.	4.4
6.	Public Storage	3.7
7.	Vornado Realty Trust	3.7
8.	Essex Property Trust, Inc.	3.5
9.	DDR Corp.	2.9
10.	Extra Space Storage, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR*
Apartments	17.5%
Regional Malls	13.8
Office	12.2
Health Care	11.3
Hotels	10.4
Diversified	8.8
Shopping Centers	8.1
Storage	6.6
Industrial	6.2
Single Tenant	4.3
Short-Term Investment	0.8

*	Percentages indicated are based on total investments as of August 31, 2014. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	7

JPMorgan Realty Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2014 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2014

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	June 4, 2004
Without Sales Charge		23.30%	18.22%	8.47%
With Sales Charge*		16.86	16.96	7.89
CLASS B SHARES	June 4, 2004
Without CDSC		22.67	17.63	7.94
With CDSC**		17.67	17.42	7.94
CLASS C SHARES	June 4, 2004
Without CDSC		22.75	17.66	7.93
With CDSC***		21.75	17.66	7.93
CLASS R5 SHARES	May 15, 2006	23.83	18.79	8.97
INSTITUTIONAL CLASS SHARES	January 1, 1998	23.81	18.73	8.92

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (8/31/04 TO 8/31/14)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class C Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Class A, Class B and Class C Shares would have been lower than those shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Realty Income Fund, the MSCI U.S. REIT Index and the Lipper Real Estate Funds Index from August 31, 2004 to August 31, 2014. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI U.S. REIT Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Real Estate Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the U.S. REIT universe. The Lipper Real Estate Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.2%
	Consumer Discretionary — 10.0%
	Hotels, Restaurants & Leisure — 2.3%
349	Brinker International, Inc.	17,085
143	Wyndham Worldwide Corp.	11,599

		28,684

	Household Durables — 1.1%
191	Tupperware Brands Corp.	13,985

	Media — 0.6%
126	John Wiley & Sons, Inc., Class A	7,530

	Specialty Retail — 5.4%
957	American Eagle Outfitters, Inc.	13,477
516	GNC Holdings, Inc., Class A	19,571
171	Guess?, Inc.	4,004
753	Sally Beauty Holdings, Inc. (a)	20,996
290	Vitamin Shoppe, Inc. (a)	11,380

		69,428

	Textiles, Apparel & Luxury Goods — 0.6%
104	Columbia Sportswear Co.	7,893

	Total Consumer Discretionary	127,520

	Energy — 2.9%
	Energy Equipment & Services — 0.9%
1,034	TETRA Technologies, Inc. (a)	12,200

	Oil, Gas & Consumable Fuels — 2.0%
213	PBF Energy, Inc., Class A	6,048
279	Swift Energy Co. (a)	3,169
245	Tesoro Corp.	15,855

		25,072

	Total Energy	37,272

	Financials — 38.9%
	Banks — 12.2%
809	Bancorp, Inc. (The) (a)	7,857
1,899	BBCN Bancorp, Inc.	27,718
1,781	First Horizon National Corp.	21,661
4,725	First Niagara Financial Group, Inc.	41,110
3,149	Investors Bancorp, Inc.	33,406
803	PrivateBancorp, Inc.	23,685

		155,437

	Capital Markets — 4.5%
1,689	Apollo Investment Corp.	14,809
1,355	Fifth Street Finance Corp.	13,324
671	Investment Technology Group, Inc. (a)	11,427
1,524	Janus Capital Group, Inc.	18,515

		58,075

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 13.0%
1,418	CNO Financial Group, Inc.	25,308
1,286	Genworth Financial, Inc., Class A (a)	18,246
995	HCC Insurance Holdings, Inc.	49,894
275	StanCorp Financial Group, Inc.	18,022
1,434	Symetra Financial Corp.	34,892
32	White Mountains Insurance Group Ltd.	20,549

		166,911

	Real Estate Investment Trusts (REITs) — 9.2%
403	AG Mortgage Investment Trust, Inc.	8,038
743	Apollo Commercial Real Estate Finance, Inc.	12,497
497	Chatham Lodging Trust	11,490
991	Colony Financial, Inc.	22,228
1,303	Franklin Street Properties Corp.	15,831
304	Hatteras Financial Corp.	6,044
1,211	Inland Real Estate Corp.	12,607
99	Pebblebrook Hotel Trust	3,829
153	Ryman Hospitality Properties, Inc.	7,597
360	Starwood Property Trust, Inc.	8,582
146	Starwood Waypoint Residential Trust (a)	4,041
372	Sunstone Hotel Investors, Inc.	5,421

		118,205

	Total Financials	498,628

	Health Care — 4.5%
	Health Care Equipment & Supplies — 2.3%
339	Haemonetics Corp. (a)	12,091
740	Masimo Corp. (a)	16,594

		28,685

	Health Care Providers & Services — 1.5%
343	Health Net, Inc. (a)	16,204
139	PharMerica Corp. (a)	3,456

		19,660

	Health Care Technology — 0.7%
145	Computer Programs & Systems, Inc.	8,927

	Total Health Care	57,272

	Industrials — 10.1%
	Aerospace & Defense — 2.2%
336	B/E Aerospace, Inc. (a)	28,473

	Commercial Services & Supplies — 2.7%
213	Brink’s Co. (The)	5,829
97	Clean Harbors, Inc. (a)	5,890
672	Copart, Inc. (a)	23,120

		34,839

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	9

Undiscovered Managers Behavioral Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Construction & Engineering — 0.6%
250	Dycom Industries, Inc. (a)	7,788

	Machinery — 2.4%
507	Actuant Corp., Class A	17,097
352	Terex Corp.	13,161

		30,258

	Marine — 0.8%
387	Matson, Inc.	10,452

	Trading Companies & Distributors — 1.4%
709	MRC Global, Inc. (a)	17,605

	Total Industrials	129,415

	Information Technology — 15.4%
	Communications Equipment — 0.9%
1,865	Harmonic, Inc. (a)	12,250

	Electronic Equipment, Instruments & Components — 1.8%
322	MTS Systems Corp.	22,854

	IT Services — 9.1%
595	Broadridge Financial Solutions, Inc.	25,293
306	Cardtronics, Inc. (a)	10,845
1,858	Convergys Corp.	35,675
691	Global Cash Access Holdings, Inc. (a)	5,396
356	Global Payments, Inc.	25,896
668	Sykes Enterprises, Inc. (a)	13,978

		117,083

	Semiconductors & Semiconductor Equipment — 1.8%
314	International Rectifier Corp. (a)	12,368
712	Intersil Corp., Class A	10,707

		23,075

	Software — 1.8%
1,159	ACI Worldwide, Inc. (a)	22,560

	Total Information Technology	197,822

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 8.0%
	Chemicals — 3.8%
252	Celanese Corp., Series A	15,748
448	Koppers Holdings, Inc.	16,642
508	Rayonier Advanced Materials, Inc. (a)	16,867

		49,257

	Metals & Mining — 2.3%
1,194	Commercial Metals Co.	20,640
288	RTI International Metals, Inc. (a)	8,369

		29,009

	Paper & Forest Products — 1.9%
972	PH Glatfelter Co.	24,232

	Total Materials	102,498

	Utilities — 4.4%
	Electric Utilities — 1.7%
548	El Paso Electric Co.	21,546

	Gas Utilities — 2.7%
934	Piedmont Natural Gas Co., Inc.	34,947

	Total Utilities	56,493

	Total Common Stocks (Cost $1,093,927)	1,206,920

Short-Term Investment — 5.0%
	Investment Company — 5.0%
63,405	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $63,405)	63,405

	Total Investments — 99.2% (Cost $1,157,332)	1,270,325
	Other Assets in Excess of Liabilities — 0.8%	9,705

	NET ASSETS — 100.0%	$1,280,030

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

10	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

JPMorgan Realty Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.1%
	Apartments — 17.5%
670	American Campus Communities, Inc.	26,489
1,104	Apartment Investment & Management Co., Class A	37,828
217	Associated Estates Realty Corp.	4,022
636	AvalonBay Communities, Inc.	98,068
569	Equity Residential	37,792
324	Essex Property Trust, Inc.	62,675
653	Mid-America Apartment Communities, Inc.	47,259

		314,133

	Diversified — 8.8%
889	Cousins Properties, Inc.	11,284
257	Digital Realty Trust, Inc.	16,782
1,604	Duke Realty Corp.	29,832
921	Liberty Property Trust	32,623
633	Vornado Realty Trust	66,994

		157,515

	Health Care — 11.3%
804	Aviv REIT, Inc.	23,525
1,179	HCP, Inc.	51,090
696	Health Care REIT, Inc.	47,049
736	Healthcare Realty Trust, Inc.	18,380
814	Omega Healthcare Investors, Inc.	30,669
498	Ventas, Inc.	32,787

		203,500

	Hotels — 10.4%
2,892	DiamondRock Hospitality Co.	38,521
3,477	Host Hotels & Resorts, Inc. (m)	79,353
1,133	LaSalle Hotel Properties	41,419
1,945	Sunstone Hotel Investors, Inc.	28,335

		187,628

	Industrial — 6.2%
17	CyrusOne, Inc.	432
2,724	Prologis, Inc.	111,529

		111,961

	Office — 12.1%
780	Boston Properties, Inc.	94,675
1,176	Corporate Office Properties Trust	33,362
263	Equity Commonwealth (m)	7,078
705	Highwoods Properties, Inc.	30,015
557	Kilroy Realty Corp.	35,247
874	Parkway Properties, Inc.	18,138

		218,515

SHARES	SECURITY DESCRIPTION	VALUE($)

	Regional Malls — 13.8%
1,053	General Growth Properties, Inc.	25,884
1,840	Glimcher Realty Trust	20,665
982	Simon Property Group, Inc. (m)	166,941
460	Taubman Centers, Inc.	35,053

		248,543

	Shopping Centers — 8.1%
1,508	Brixmor Property Group, Inc.	35,698
2,848	DDR Corp.	51,891
1,448	Equity One, Inc.	34,181
718	Weingarten Realty Investors	24,569

		146,339

	Single Tenant — 4.3%
953	National Retail Properties, Inc.	35,384
3,602	Spirit Realty Capital, Inc.	42,543

		77,927

	Storage — 6.6%
975	Extra Space Storage, Inc.	51,402
384	Public Storage	67,192

		118,594

	Total Common Stocks (Cost $1,536,529)	1,784,655

Short-Term Investment — 0.8%
	Investment Company — 0.8%
14,927	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $14,927)	14,927

	Total Investments — 99.9% (Cost $1,551,456)	1,799,582
	Other Assets in Excess of Liabilities — 0.1%	1,698

	NET ASSETS — 100.0%	$1,801,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	11

Undiscovered Managers Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2014

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(l)	— The rate shown is the current yield as of August 31, 2014.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

12	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	13

STATEMENTS OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2014

(Amounts in thousands, except per share amounts)

	Behavioral Value Fund	Realty Income Fund
ASSETS:
Investments in non-affiliates, at value	$1,206,920	$1,784,655
Investments in affiliates, at value	63,405	14,927

Total investment securities, at value	1,270,325	1,799,582
Cash	50	—
Receivables:
Investment securities sold	3,056	12,761
Fund shares sold	14,018	506
Dividends from non-affiliates	573	302
Dividends from affiliates	1	—	(a)

Total Assets	1,288,023	1,813,151

LIABILITIES:
Payables:
Investment securities purchased	5,936	10,337
Fund shares redeemed	784	227
Accrued liabilities:
Investment advisory fees	714	885
Administration fees	51	98
Shareholder servicing fees	194	112
Distribution fees	141	35
Custodian and accounting fees	55	30
Other	118	147

Total Liabilities	7,993	11,871

Net Assets	$1,280,030	$1,801,280

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

14	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

	Behavioral Value Fund	Realty Income Fund
NET ASSETS:
Paid-in-Capital	$1,147,352	$1,540,877
Accumulated undistributed (distributions in excess of) net investment income	6,534	4,925
Accumulated net realized gains (losses)	13,151	7,352
Net unrealized appreciation (depreciation)	112,993	248,126

Total Net Assets	$1,280,030	$1,801,280

Net Assets:
Class A	$364,773	$141,044
Class B	546	480
Class C	107,383	7,941
Class R2	942	—
Class R5	—	1,393,335
Class R6	15,199	—
Institutional Class	520,539	258,480
Select Class	270,648	—

Total	$1,280,030	$1,801,280

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,587	10,620
Class B	10	37
Class C	2,040	611
Class R2	17	—
Class R5	—	104,152
Class R6	269	—
Institutional Class	9,209	19,335
Select Class	4,798	—

Net Asset Value (a):
Class A — Redemption price per share	$55.38	$13.28
Class B — Offering price per share (b)	52.78	13.13
Class C — Offering price per share (b)	52.64	13.00
Class R2 — Offering and redemption price per share	55.18	—
Class R5 — Offering and redemption price per share	—	13.38
Class R6 — Offering and redemption price per share	56.58	—
Institutional Class — Offering and redemption price per share	56.52	13.37
Select Class — Offering and redemption price per share	56.41	—
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$58.45	$14.02

Cost of investments in non-affiliates	$1,093,927	$1,536,529
Cost of investments in affiliates	63,405	14,927

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	15

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2014

(Amounts in thousands)

	Behavioral Value Fund	Realty Income Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$18,782	$24,707
Dividend income from affiliates	9	2

Total investment income	18,791	24,709

EXPENSES:
Investment advisory fees	8,650	7,575
Administration fees	685	840
Distribution fees:
Class A	732	195
Class B	6	4
Class C	563	55
Class R2	3	—
Shareholder servicing fees:
Class A	732	195
Class B	2	1
Class C	188	18
Class R2	1	—
Class R5	—	344
Institutional Class	316	237
Select Class	337	—
Custodian and accounting fees	78	40
Interest expense to affiliates	—	—	(a)
Professional fees	49	60
Trustees’ and Chief Compliance Officer’s fees	6	8
Printing and mailing costs	79	73
Registration and filing fees	221	101
Transfer agent fees	758	211
Other	116	101

Total expenses	13,522	10,058

Less amounts waived	(4,127)	(2,180)
Less expense reimbursements	(47)	—

Net expenses	9,348	7,878

Net investment income (loss)	9,443	16,831

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	30,494	36,668
Distributions of capital gains received from investment company affiliates	1	—	(a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	85,376	160,938

Net realized/unrealized gains (losses)	115,871	197,606

Change in net assets resulting from operations	$125,314	$214,437

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9,443	$566	$16,831	$15,481
Net realized gain (loss)	30,494	7,369	36,668	21,451
Distributions of capital gains received from investment company affiliates	1	—	— (a)	—
Change in net unrealized appreciation/depreciation	85,376	19,607	160,938	(61,283)

Change in net assets resulting from operations	125,314	27,542	214,437	(24,351)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,039)	—	(949)	(778)
From net realized gains	—	—	(1,463)	(414)
Class B
From net investment income	—	—	(7)	(8)
From net realized gains	—	—	(14)	(7)
Class C
From net investment income	(141)	—	(95)	(68)
From net realized gains	—	—	(194)	(51)
Class R2 (b)
From net investment income	(1)	—	—	—
Class R5
From net investment income	—	—	(8,759)	(7,879)
From net realized gains	—	—	(12,746)	(3,238)
Class R6 (b)
From net investment income	(1)	—	—	—
Institutional Class
From net investment income	(1,594)	—	(3,700)	(6,875)
From net realized gains	—	—	(5,511)	(2,966)
Select Class (b)
From net investment income	(551)	—	—	—

Total distributions to shareholders	(3,327)	—	(33,438)	(22,284)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	764,505	319,600	619,436	287,222

NET ASSETS:
Change in net assets	886,492	347,142	800,435	240,587
Beginning of period	393,538	46,396	1,000,845	760,258

End of period	$1,280,030	$393,538	$1,801,280	$1,000,845

Accumulated undistributed (distributions in excess of) net investment income	$6,534	$418	$4,925	$(6)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective April 30, 2013 for Behavioral Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Behavioral Value Fund		Realty Income Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$380,064	$194,168	$102,099	$40,251
Distributions reinvested	992	—	2,069	925
Cost of shares redeemed	(265,979)	(25,694)	(33,908)	(28,428)

Change in net assets resulting from Class A capital transactions	$115,077	$168,474	$70,260	$12,748

Class B
Proceeds from shares issued	$49	$24	$11	$14
Distributions reinvested	—	—	21	15
Cost of shares redeemed	(553)	(750)	(279)	(358)

Change in net assets resulting from Class B capital transactions	$(504)	$(726)	$(247)	$(329)

Class C
Proceeds from shares issued	$65,165	$28,850	$2,132	$4,302
Distributions reinvested	120	—	281	115
Cost of shares redeemed	(7,498)	(2,064)	(3,111)	(2,025)

Change in net assets resulting from Class C capital transactions	$57,787	$26,786	$(698)	$2,392

Class R2 (a)
Proceeds from shares issued	$1,285	$50	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	(450)	— (b)	—	—

Change in net assets resulting from Class R2 capital transactions	$836	$50	$—	$—

Class R5
Proceeds from shares issued	$—	$—	$907,905	$210,342
Distributions reinvested	—	—	21,418	10,768
Cost of shares redeemed	—	—	(141,757)	(98,738)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$787,566	$122,372

Class R6 (a)
Proceeds from shares issued	$16,093	$50	$—	$—
Distributions reinvested	1	—	—	—
Cost of shares redeemed	(1,289)	—	—	—

Change in net assets resulting from Class R6 capital transactions	$14,805	$50	$—	$—

Institutional Class
Proceeds from shares issued	$369,918	$133,926	$120,480	$258,765
Distributions reinvested	995	—	3,594	1,937
Cost of shares redeemed	(48,299)	(11,746)	(361,519)	(110,663)

Change in net assets resulting from Institutional Class capital transactions	$322,614	$122,180	$(237,445)	$150,039

Select Class (a)
Proceeds from shares issued	$298,660	$2,791	$—	$—
Distributions reinvested	51	—	—	—
Cost of shares redeemed	(44,821)	(5)	—	—

Change in net assets resulting from Select Class capital transactions	$253,890	$2,786	$—	$—

Total change in net assets resulting from capital transactions	$764,505	$319,600	$619,436	$287,222

(a)	Commencement of offering of class of shares effective April 30, 2013 for Behavioral Value Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

18	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

	Behavioral Value Fund		Realty Income Fund
	Year Ended August 31, 2014	Year Ended August 31, 2013	Year Ended August 31, 2014	Year Ended August 31, 2013
SHARE TRANSACTIONS:
Class A
Issued	7,252	4,447	8,157	3,342
Reinvested	19	—	187	79
Redeemed	(5,061)	(591)	(2,785)	(2,388)

Change in Class A Shares	2,210	3,856	5,559	1,033

Class B
Issued	1	1	1	1
Reinvested	—	—	2	1
Redeemed	(12)	(19)	(23)	(29)

Change in Class B Shares	(11)	(18)	(20)	(27)

Class C
Issued	1,305	687	177	361
Reinvested	2	—	26	10
Redeemed	(149)	(52)	(263)	(171)

Change in Class C Shares	1,158	635	(60)	200

Class R2 (a)
Issued	24	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(8)	— (b)	—	—

Change in Class R2 Shares	16	1	—	—

Class R5
Issued	—	—	70,865	17,601
Reinvested	—	—	1,917	907
Redeemed	—	—	(11,738)	(8,484)

Change in Class R5 Shares	—	—	61,044	10,024

Class R6 (a)
Issued	291	1	—	—
Reinvested	— (b)	—	—	—
Redeemed	(23)	—	—	—

Change in Class R6 Shares	268	1	—	—

Institutional Class
Issued	6,874	2,978	9,858	21,697
Reinvested	19	—	321	164
Redeemed	(892)	(266)	(30,421)	(9,383)

Change in Institutional Class Shares	6,001	2,712	(20,242)	12,478

Select Class (a)
Issued	5,562	59	—	—
Reinvested	1	—	—	—
Redeemed	(824)	— (b)	—	—

Change in Select Class Shares	4,739	59	—	—

(a)	Commencement of offering of class of shares effective April 30, 2013 for Behavioral Value Fund.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Behavioral Value Fund
Class A
Year Ended August 31, 2014	$45.93	$0.53	(f)	$9.13	$9.66	$(0.21)
Year Ended August 31, 2013	35.72	0.12	(f)(g)	10.09	10.21	—
Year Ended August 31, 2012	29.26	(0.10	)(f)	6.58	6.48	(0.02)
Year Ended August 31, 2011	25.01	0.04	(f)	4.21	4.25	—
Year Ended August 31, 2010	22.40	—	(f)(h)	2.61	2.61	—

Class B
Year Ended August 31, 2014	43.81	0.31	(f)	8.66	8.97	—
Year Ended August 31, 2013	34.25	(0.07	)(f)(g)	9.63	9.56	—
Year Ended August 31, 2012	28.18	(0.23	)(f)	6.30	6.07	—
Year Ended August 31, 2011	24.20	(0.09	)(f)	4.07	3.98	—
Year Ended August 31, 2010	21.79	(0.13	)(f)	2.54	2.41	—

Class C
Year Ended August 31, 2014	43.80	0.26	(f)	8.69	8.95	(0.11)
Year Ended August 31, 2013	34.23	(0.08	)(f)(g)	9.65	9.57	—
Year Ended August 31, 2012	28.16	(0.24	)(f)	6.31	6.07	—
Year Ended August 31, 2011	24.19	(0.10	)(f)	4.07	3.97	—
Year Ended August 31, 2010	21.78	(0.13	)(f)	2.54	2.41	—

Class R2
Year Ended August 31, 2014	45.89	0.40	(f)	9.12	9.52	(0.23)
April 30, 2013(i) through August 31, 2013	43.77	0.02	(f)(g)	2.10	2.12	—

Class R6
Year Ended August 31, 2014	46.82	0.78	(f)	9.34	10.12	(0.36)
April 30, 2013(i) through August 31, 2013	44.54	0.14	(f)(g)	2.14	2.28	—

Institutional Class
Year Ended August 31, 2014	46.80	0.74	(f)	9.32	10.06	(0.34)
Year Ended August 31, 2013	36.29	0.29	(f)(g)	10.22	10.51	—
Year Ended August 31, 2012	29.76	(0.02	)(f)	6.67	6.65	(0.12)
Year Ended August 31, 2011	25.39	0.12	(f)	4.25	4.37	—
Year Ended August 31, 2010	22.69	0.04	(f)	2.66	2.70	—

Select Class
Year Ended August 31, 2014	46.78	0.68	(f)	9.29	9.97	(0.34)
April 30, 2013(i) through August 31, 2013	44.54	0.09	(f)(g)	2.15	2.24	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects a special dividend paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $(0.10), $(0.12), $(0.02), $0.10, $0.25 and $0.05 for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.19%, (0.26)%, (0.29)%, (0.14)%, 0.61%, 0.55% and 0.29% for Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$55.38	21.06%	$364,773	1.28%	1.02%		1.79%	44%
45.93	28.58	201,017	1.35	0.28	(g)	1.89	58
35.72	22.17	18,601	1.59	(0.30)		2.13	61
29.26	16.99	12,149	1.59	0.14		2.16	44
25.01	11.65	8,919	1.60	(0.01)		2.18	50

52.78	20.47	546	1.78	0.62		2.29	44
43.81	27.91	893	1.95	(0.17	)(g)	2.42	58
34.25	21.54	1,339	2.09	(0.73)		2.68	61
28.18	16.45	1,427	2.09	(0.31)		2.67	44
24.20	11.06	1,489	2.09	(0.52)		2.68	50

52.64	20.46	107,383	1.78	0.52		2.29	44
43.80	27.96	38,608	1.87	(0.19	)(g)	2.40	58
34.23	21.56	8,474	2.09	(0.75)		2.66	61
28.16	16.41	6,684	2.09	(0.32)		2.67	44
24.19	11.07	5,957	2.09	(0.52)		2.68	50

55.18	20.77	942	1.54	0.74		2.05	44
45.89	4.84	52	1.54	0.14	(g)	2.12	58

56.58	21.67	15,199	0.79	1.41		1.29	44
46.82	5.12	53	0.79	0.89	(g)	1.37	58

56.52	21.54	520,539	0.89	1.37		1.39	44
46.80	28.96	150,140	1.00	0.65	(g)	1.49	58
36.29	22.41	17,982	1.39	(0.06)		1.76	61
29.76	17.21	12,079	1.39	0.39		1.77	44
25.39	11.90	12,398	1.39	0.15		1.79	50

56.41	21.36	270,648	1.04	1.25		1.55	44
46.78	5.03	2,775	1.03	0.57	(g)	1.67	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	21

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Realty Income Fund
Class A
Year Ended August 31, 2014	$11.26	$0.15	(d)(e)	$2.37	$2.52	$(0.19)	$(0.31)	$—	$(0.50)
Year Ended August 31, 2013	11.70	0.15	(d)	(0.34)	(0.19)	(0.16)	(0.09)	—	(0.25)
Year Ended August 31, 2012	9.95	0.11	(d)	1.83	1.94	(0.12)	(0.07)	—	(0.19)
Year Ended August 31, 2011	8.47	0.09	(d)	1.57	1.66	(0.18)	—	—	(0.18)
Year Ended August 31, 2010	6.51	0.13	(d)	1.99	2.12	(0.14)	—	(0.02)	(0.16)

Class B
Year Ended August 31, 2014	11.16	0.10	(d)(e)	2.33	2.43	(0.15)	(0.31)	—	(0.46)
Year Ended August 31, 2013	11.60	0.09	(d)	(0.33)	(0.24)	(0.11)	(0.09)	—	(0.20)
Year Ended August 31, 2012	9.87	0.06	(d)	1.82	1.88	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.41	0.04	(d)	1.56	1.60	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.47	0.09	(d)	1.98	2.07	(0.11)	—	(0.02)	(0.13)

Class C
Year Ended August 31, 2014	11.06	0.10	(d)(e)	2.30	2.40	(0.15)	(0.31)	—	(0.46)
Year Ended August 31, 2013	11.50	0.09	(d)	(0.32)	(0.23)	(0.12)	(0.09)	—	(0.21)
Year Ended August 31, 2012	9.79	0.06	(d)	1.80	1.86	(0.08)	(0.07)	—	(0.15)
Year Ended August 31, 2011	8.35	0.04	(d)	1.54	1.58	(0.14)	—	—	(0.14)
Year Ended August 31, 2010	6.42	0.09	(d)	1.97	2.06	(0.11)	—	(0.02)	(0.13)

Class R5
Year Ended August 31, 2014	11.32	0.21	(d)(e)	2.37	2.58	(0.21)	(0.31)	—	(0.52)
Year Ended August 31, 2013	11.74	0.20	(d)	(0.32)	(0.12)	(0.21)	(0.09)	—	(0.30)
Year Ended August 31, 2012	9.97	0.16	(d)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.14	(d)	1.57	1.71	(0.22)	—	—	(0.22)
Year Ended August 31, 2010	6.51	0.16	(d)	2.00	2.16	(0.16)	—	(0.03)	(0.19)

Institutional Class
Year Ended August 31, 2014	11.31	0.22	(d)(e)	2.36	2.58	(0.21)	(0.31)	—	(0.52)
Year Ended August 31, 2013	11.74	0.20	(d)	(0.34)	(0.14)	(0.20)	(0.09)	—	(0.29)
Year Ended August 31, 2012	9.97	0.16	(d)	1.84	2.00	(0.16)	(0.07)	—	(0.23)
Year Ended August 31, 2011	8.48	0.13	(d)	1.57	1.70	(0.21)	—	—	(0.21)
Year Ended August 31, 2010	6.51	0.16	(d)	2.00	2.16	(0.16)	—	(0.03)	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

22	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$13.28	23.30%	$141,044	1.18%	1.24	%(e)	1.39%	105%
11.26	(1.67)	57,005	1.18	1.25		1.40	60
11.70	19.75	47,124	1.18	1.04		1.42	78
9.95	19.67	26,485	1.18	0.94		1.44	141
8.47	32.92	8,480	1.36	1.66		1.58	133

13.13	22.67	480	1.68	0.84	(e)	1.90	105
11.16	(2.14)	636	1.68	0.78		1.90	60
11.60	19.19	977	1.68	0.58		1.92	78
9.87	19.06	1,001	1.68	0.46		1.94	141
8.41	32.23	1,081	1.86	1.17		2.09	133

13.00	22.64	7,941	1.68	0.83	(e)	1.90	105
11.06	(2.08)	7,420	1.68	0.75		1.90	60
11.50	19.19	5,416	1.68	0.55		1.92	78
9.79	19.00	3,924	1.68	0.44		1.94	141
8.35	32.38	2,684	1.85	1.14		2.08	133

13.38	23.83	1,393,335	0.73	1.69	(e)	0.94	105
11.32	(1.15)	487,985	0.73	1.70		0.95	60
11.74	20.33	388,566	0.73	1.44		0.96	78
9.97	20.21	96,854	0.73	1.45		1.00	141
8.48	33.60	111,058	0.85	2.06		1.11	133

13.37	23.81	258,480	0.78	1.78	(e)	1.00	105
11.31	(1.27)	447,799	0.78	1.65		1.00	60
11.74	20.28	318,175	0.78	1.47		1.02	78
9.97	20.17	242,555	0.78	1.35		1.04	141
8.48	33.56	67,052	0.90	2.11		1.18	133

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014

1. Organization

Undiscovered Managers Funds (the “Trust”) was organized on September 29, 1997, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Undiscovered Managers Behavioral Value Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	Diversified
JPMorgan Realty Income Fund	Class A, Class B, Class C, Class R5 and Institutional Class	Non-Diversified

The investment objective of Behavioral Value Fund is capital appreciation.

The investment objective of Realty Income Fund is high total investment return through a combination of capital appreciation and current income.

Class R2, Class R6 and Select Class Shares commenced operations on April 30, 2013 for Behavioral Value Fund.

Effective November 1, 2009, Class B Shares of the Funds may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator” or “JPMFM”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing, and broker and vendor due diligence.

24	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Behavioral Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,270,325	$—	$—	$1,270,325

Realty Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,799,582	$—	$—	$1,799,582

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended August 31, 2014.

B. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

C. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

D. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of August 31, 2014, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Distributions to Shareholders — For the Behavioral Value Fund, distributions from net investment income are generally declared and paid annually. For the Realty Income Fund, distributions from net investment income are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Behavioral Value Fund	$—	$—	(a)	$—	(a)
Realty Income Fund	—	1,610		(1,610)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Behavioral Value Fund	1.05%
Realty Income Fund	0.75

Sub-advisory agreements exist between the Adviser and Fuller & Thaler Asset Management, Inc. for the Behavioral Value Fund. The sub-adviser receives a portion of the fees payable to the Adviser.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2014, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Behavioral Value Fund	0.25%	0.75%	0.75%	0.50%
Realty Income Fund	0.25	0.75	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2014, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Behavioral Value Fund	$109	$—	(a)
Realty Income Fund	10	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing

26	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Behavioral Value Fund	0.25%	0.25%	0.25%	0.25%	n/a	0.10%	0.25%
Realty Income Fund	0.25	0.25	0.25	n/a	0.05%	0.10	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class		Select Class
Behavioral Value Fund	1.30	%*	1.80	%*	1.80	%*	1.55%	n/a	0.80%	0.90	%*	1.05%
Realty Income Fund	1.18		1.68		1.68		n/a	0.73%	n/a	0.78		n/a

*	Prior to March 1, 2013, the contractual expense limitation for Behavioral Value Fund was 1.60%, 2.10%, 2.10% and 1.40% for Class A, Class B, Class C and Institutional Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended August 31, 2014 and are in place until at least December 31, 2014.

For the year ended August 31, 2014, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Behavioral Value Fund	$3,684	$320	$—	$4,004	$47
Realty Income Fund	1,303	484	356	2,143	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended August 31, 2014 were as follows (amounts in thousands):

Behavioral Value Fund	$123
Realty Income Fund	37

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2014 (continued)

During the year ended August 31, 2014, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended August 31, 2014, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2014, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Behavioral Value Fund	$1,078,699	$336,140
Realty Income Fund	1,669,217	1,062,874

During the year ended August 31, 2014, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at August 31, 2014 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$1,160,446	$136,338	$26,459	$109,879
Realty Income Fund	1,576,100	223,638	156	223,482

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended August 31, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Behavioral Value Fund	$3,327	$—	$3,327
Realty Income Fund	21,791	11,647	33,438

The tax character of distributions paid during the year ended August 31, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Realty Income Fund	$19,751	$2,533	$22,284

At August 31, 2014, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
Behavioral Value Fund	$15,074	$7,730	$109,879
Realty Income Fund	9,943	26,988	223,482

The cumulative timing differences primarily consist of wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after August 31, 2011 are carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of August 31, 2014, the Funds did not have any net capital loss carryforwards.

28	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

During the year ended August 31, 2014, the following Fund utilized pre-enactment capital loss carryforwards as follows (amounts in thousands):

Total
Behavioral Value Fund	$15,449

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 10, 2014.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2014. Average borrowings from the Facility for the year ended August 31, 2014 were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Realty Income Fund	$8,737	0.19%	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

As of August 31, 2014 JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate, approximately 69.59% of the net assets of Realty Income Fund.

Additionally, Behavioral Value Fund has a shareholder, which are accounts maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact each Fund’s performance.

Because Realty Income Fund may invest a substantial portion of its assets in real estate investment trusts (“REITs”), the Fund may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The Funds may invest in companies with relatively small market capitalizations. Behavioral Value Fund will invest primarily in such companies. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Undiscovered Managers Funds and the Shareholders of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund (each a separate fund of Undiscovered Managers Funds) (hereafter referred to as the “Funds”) at August 31, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 29, 2014

30	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	164	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	164	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	164	None

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	164	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	164	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	164	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	164	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	164	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	164	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	31

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	164	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	164	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	164	None
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (since 2014); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	164	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (164 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

32	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)**

Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. (since 2014); Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Annik Pastore (1966), AML Compliance Officer (2014)*

Executive Director and Global Financial Crime Compliance Officer for JPMorgan Global Investment Management for the U.S. and EMEA since 2012, AML officer for various JPMAM lines of business from 2007-2012.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)***	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. from May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 until May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 60 Victoria Embankment, Floor 06, London, EC4Y 0JP, United Kingdom.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	33

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2014, and continued to hold your shares at the end of the reporting period, August 31, 2014.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Behavioral Value Fund
Class A
Actual	$1,000.00	$1,042.90	$6.64	1.29%
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class B
Actual	1,000.00	1,040.40	9.21	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class C
Actual	1,000.00	1,040.30	9.21	1.79
Hypothetical	1,000.00	1,016.18	9.10	1.79
Class R2
Actual	1,000.00	1,041.50	7.92	1.54
Hypothetical	1,000.00	1,017.44	7.83	1.54
Class R6
Actual	1,000.00	1,045.60	4.07	0.79
Hypothetical	1,000.00	1,021.22	4.02	0.79
Institutional Class
Actual	1,000.00	1,044.90	4.59	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Select Class
Actual	1,000.00	1,044.20	5.36	1.04
Hypothetical	1,000.00	1,019.96	5.30	1.04

Realty Income Fund
Class A
Actual	1,000.00	1,108.30	6.27	1.18
Hypothetical	1,000.00	1,019.26	6.01	1.18
Class B
Actual	1,000.00	1,105.30	8.91	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68

34	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

	Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Expenses Paid During the Period*	Annualized Expense Ratio
Realty Income Fund (continued)
Class C
Actual	$1,000.00	$1,105.60	$8.92	1.68%
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class R5
Actual	1,000.00	1,110.50	3.88	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Institutional Class
Actual	1,000.00	1,110.50	4.15	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Undiscovered Managers Behavioral Value Fund and JPMorgan Realty Income Fund

The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2014, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds and sub-advisory agreement for the Undiscovered Managers Behavioral Value Fund, whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2014.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received, and evaluated extensive materials from the Adviser and/or Sub-Adviser, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees’ independent consultant also provided additional analyses of the performance of the Funds in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreements. The Trustees also discussed the proposed agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Trustees also considered its knowledge of the nature and quality of the services provided by the Adviser to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

36	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

organizational and operational changes designed to improve investment results and the services provided to each Fund. In addition, with respect to the Undiscovered Managers Behavioral Value Fund, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Adviser under the Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Adviser to help assure that the Sub-Adviser is managing the Fund consistently with its investment objectives and restrictions.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser and Sub-Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Adviser, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds benefit from economies of scale. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Adviser, and that the Funds benefit from that breakpoint. The Trustees also noted that the Adviser has implemented fee waivers and expense limitations. The Trustees concluded that shareholders of the Funds generally benefited from the lower expense ratios that resulted from these factors. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Adviser has in place that serve to limit the overall net expense ratio of each Fund at competitive levels, and that shareholders of the Funds effectively participated in the economies of scale through the fee waivers and expense limitations.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreements.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds in a report prepared by Lipper. The

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Trustees considered the total return performance information, which included the ranking of the Funds within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s performance was in the third, first, and first quintiles for Class A shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and the investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

The Trustees noted that the Realty Income Fund’s performance was in the fourth, second and second quintiles for Class A shares and in the fourth, second and first quintiles for Institutional Class shares for the one-, three- and five-year periods ended December 31, 2013, respectively, and that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the change in fees paid by the Adviser to the Sub-Adviser effective September 1, 2014. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Undiscovered Managers Behavioral Value Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of the Universe group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

The Trustees noted that the Realty Income Fund’s net advisory fee for both Class A and Institutional Class shares was in the second quintile and that the actual total expenses for Class A and Institutional Class shares were in the second and first quintiles, respectively, of the Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

38	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

SPECIAL SHAREHOLDER MEETING RESULTS

(Unaudited)

The Trust held a meeting of shareholders on June 10, 2014, for the purpose of considering and voting upon the election of Trustees.

Trustees were elected by the shareholders of all of the series of the Trust, including the each of the Funds. The results of the voting were as follows:

Votes Received (Amounts in thousands)
John F. Finn
In Favor	70,103
Withheld	257

Dr. Matthew Goldstein
In Favor	70,081
Withheld	279

Robert J. Higgins
In Favor	62,828
Withheld	7,532

Frankie D. Hughes
In Favor	70,095
Withheld	265

Peter C. Marshall
In Favor	70,086
Withheld	274

Mary E. Martinez
In Favor	70,078
Withheld	282

Marilyn McCoy
In Favor	70,094
Withheld	266

Votes Received (Amounts in thousands)
Mitchell M. Merin
In Favor	70,063
Withheld	297

William G. Morton, Jr.
In Favor	70,098
Withheld	262

Robert A. Oden, Jr.
In Favor	70,086
Withheld	274

Marian U. Pardo
In Favor	70,069
Withheld	291

Frederick W. Ruebeck
In Favor	70,088
Withheld	272

James J. Schonbachler
In Favor	70,098
Withheld	262

AUGUST 31, 2014	UNDISCOVERED MANAGERS FUNDS	39

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended August 31, 2014. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2014 will be provided under separate cover.

Dividends Received Deductions (DRD)

The fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended August 31, 2014:

Dividend Received Deduction
Behavioral Value Fund	58.60%

Long Term Capital Gain

The fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended August 31, 2014 (amounts in thousands):

Long-Term Capital Gain Distribution
Realty Income Fund	$11,647

Qualified Dividend Income (QDI)

The fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2014 (amounts in thousands):

Qualified Dividend Income
Behavioral Value Fund	$3,327

40	UNDISCOVERED MANAGERS FUNDS	AUGUST 31, 2014

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2014. All rights reserved. August 2014.	AN-UM-814

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2014 – $66,500

2013 - $63,300

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2014 - $11,000

2013 - $10,000

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2014 – $18,600

2013 - $24,000

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2014 and 2013, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2014 – Not applicable

2013 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2014 – 0.0%

2013 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 – $33.7 million

2013 – $33.0 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Undiscovered Managers Funds

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
November 7, 2014

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
November 7, 2014